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                                                                 Exhibit 99.310

Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 537



                          APPENDIX L: MARKET MONITORING


TABLE OF CONTENTS

L.1   SCOPE OF MARKET MONITORING ACTIVITIES.....................538
L.2   ISA ROLES AND AUTHORITIES.................................538
L.3   ISA MARKET MONITORING PROCESSES...........................540
L.4   MARKET PARTICIPANTS' RIGHTS AND OBLIGATIONS...............543
L.5   CAO RIGHTS AND OBLIGATIONS................................545


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Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 538


L.1   SCOPE OF MARKET MONITORING ACTIVITIES

      The ISA shall monitor for anti-competitive behavior and inefficiencies in the ISA's rules and protocols in relation to the markets for the services which are provided under the Tariff. The ISA's market monitoring activities shall therefore focus on the following areas ("Monitored Markets"):

      a)  The purchase and sale of Ancillary Services

      b)  The auction and scheduling of transmission rights (FTRs, RTRs and
          NTRs)

      c) The operation of the Real-time energy market. (The ISA is not involved in the operation of the energy market in general. Monitoring of energy markets shall be the responsibility of the Scheduling Coordinators and/or regulatory agencies.)

      The ISA shall also oversee the activities of the CAOs to ensure compliance with the Tariff, protocols and operating procedures.

L.2   ISA ROLES AND AUTHORITIES

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Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 539


      In order to carry out the obligations identified in this Appendix, the ISA shall be authorized to:

      a) Monitor, investigate and report on the Monitored Markets to ensure that they are open, fair, competitive, efficient, do not create perverse incentives, and comply with the Tariff;

      b) Monitor, investigate and report on CAOs' operation of the Grid to ensure that the CAOs activities are non-discriminatory, fair, efficient, conform to the CAO Code of Conduct, and comply with the Tariff;

      c) Develop and implement processes to ensure that the ISA responsibilities described in this Appendix are fulfilled;

      d) To the extent possible, ensure that the ISA's market monitoring activities do not interfere with competitive market signals;

      e) Develop and maintain a manual which identifies the ISA's procedures documentation and reporting requirements for market monitoring;

      f) Investigate possible anti-competitive behavior and infractions of rules and protocols, and recommend remedial action steps to the ISA Board; and


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Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 540


      g) Make recommendations to the ISA Board regarding changes to the Tariff and protocols to correct problems which are identified through market monitoring.


L.3   ISA MARKET MONITORING PROCESSES

      The ISA shall:

      a) On a day-to-day basis, monitor activities of the Monitored Markets, monitor the CAOs' dispatch and operational activities, and carry out any other market administration responsibilities which are assigned by the ISA Board;

      b) Develop and publish information which indicates historic prices and behaviors, which the ISA shall use to evaluate the behavior of Market Participants on an ongoing basis;

      c) Develop, with advice from the Advisory Committee, standard market monitoring reports. Such reports shall not contain proprietary or confidential information, nor shall they make accusations regarding the behavior of individual Market Participants until such accusations have been fully adjudicated;



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Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 541

      d) Upon request, make these standard reports available to Market Participants, to the Commission, and to those state and federal regulatory bodies which have jurisdiction over the Market Participants;

      e) File the proposed contents and timing of the standard reports with the Commission by December 1, 1999;

      f) Design and file with the Commission by December 1, 1999, upon recommendation of the Advisory Committee and approval of the ISA Board,, proposed penalties and sanctions for anti-competitive behavior and for violations of the ISA Tariff or protocols;

      g) Investigate and, if necessary, promptly request an explanation or justification from any Market Participant whose behavior deviates from normal practices in such a way that the behavior may be construed to be manipulation of a Monitored Market;

      h) Conduct further investigations of such incidents if the explanation or justification provided under Section L.3(g) is inadequate;


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Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 542


      i) Make voluntary data requests of Market Participants and CAOs to augment publicly available data, if necessary, as part of an inquiry;

      j) Develop findings, proposed remedies, or proposed assessments of penalties for review by the entity under investigation, the Advisory Committee and the ISA Board, with due consideration for commercial sensitivity and confidentiality of Market Participants' information;

      k)  Invite the entity under investigation to present its views to the ISA;

      l) Recommend to the ISA Board, the Commission and/or other regulatory bodies such actions that it believes to be necessary and appropriate following the reviews under Section L.3(j);

      m) Complete the above process in a timely manner with due consideration for the need for fairness and confidentiality through out the process;

      n)  Provide the results of monitoring activities to the Advisory
          Committee;

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Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 543

      o) Participate, as deemed appropriate by the ISA Board, in any regulatory or judicial proceedings related to the ISA's investigations; and

      p) Recommend the initiation of regulatory or judicial proceedings before bodies or agencies having appropriate jurisdiction over the Market Participant(s) under investigation and the matter(s) under investigation.

      In conducting its market monitoring activities, the ISA shall comply with the commonly-accepted practices, standards, rules and administrative procedures related to confidentiality, rules of evidence, and due process.

L.4  MARKET PARTICIPANTS' RIGHTS AND OBLIGATIONS Each Market

      Participant shall have the right to:

      a)  Be promptly notified by the ISA of any perceived infraction;

      b) Justify or explain an incident before the ISA undertakes a full investigation;

      c) Comment on any reports by the ISA in which the Market Participant is the subject of an

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Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 544

          investigation and any consequent recommendations for remedial action;

      d) Explain its position to the ISA prior to assessment of penalties or implementation of remedial action;

      e) Initiate the ADR process as a result of the ISA's market monitoring activities; and

      f) Request a hearing or initiate proceedings before a regulatory or judicial body which has appropriate jurisdictional authority over the Market Participant and the matter(s) under investigation, as an alternative to further participation in the ISA's inquiries or proceedings.

      Each Market Participant shall:

      a) Maintain records of its activities in the Monitored Markets, including secondary market transactions, for a period of three years from the trading date; and

      b) Cooperate with the ISA by providing to the ISA, upon notification of an investigation, (i) non-proprietary or non-confidential data related to its activities in the Monitored Markets; and, at the sole discretion of the Market Participant,
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Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 545

          proprietary and/or confidential data under terms of a formal, binding confidentiality agreement with the ISA.

L.5   CAO RIGHTS AND OBLIGATIONS Each CAO shall have the right to:

      a)  Be promptly notified by the ISA of any perceived infraction;

      b) Justify or explain the incident before the ISA undertakes a full investigation;

      c) Comment on any reports by the ISA and recommendations for remedial action;

      d) Explain its position to the ISA prior to assessment of penalties or implementation of remedial action;

      e) Initiate the ADR process as a result of the ISA's monitoring activities;

      f) Request a hearing or initiate proceedings before a regulatory or judicial body which has appropriate jurisdictional authority over the CAO and the matter(s) under consideration, as an alternative to further participation in the ISA's inquiries or proceedings; and

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Mountain West Independent Scheduling Administrator
FERC Electric Tariff
Original Volume 1                                        Original Sheet No. 546


      g) Operate and control the Grid in real time in accordance with the CAO's obligations to ensure reliability and to comply with applicable reliability criteria.

      Each CAO shall:

      a) Immediately report to the ISA any deviations from the ISA Tariff, protocols or operating procedures;

      b) Maintain records of its scheduling, dispatch, Ancillary Services and transmission congestion management activities for a period of three years from the trading date; and

      c) Provide data to the ISA regarding the Monitored Markets, as requested by the ISA in connection with the ISA's market monitoring activities.